Summary Prospectus
FlexShares® Ready Access Variable Income Fund
March 1, 2021	Ticker: RAVI	Stock Exchange: NYSE Arca
Before you invest, you may want to review the Fund’s complete Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s complete Prospectus and other information about the Fund online at www.flexshares.com/prospectus. You can also get this information at no cost by calling 1-855-FLEXETF (1-855-353-9383) or by sending an e-mail request to info@flexshares.com. The Fund’s complete Prospectus and Statement of Additional Information, both dated March 1, 2021, as supplemented, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.
Investment Objective
The Fund seeks maximum current income consistent with the preservation of capital and liquidity.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Under the Fund’s Investment Advisory Agreement, the Fund is responsible for the following expenses: interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. You will also incur usual and customary brokerage commissions and fees to financial intermediaries when buying or selling shares of the Fund in the secondary market, which are not reflected in the example that follows:
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.26%
Expense Reimbursement(1)	-0.01%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.25%
(1)	Northern Trust Investments, Inc. (“NTI” or the “Investment Adviser”) has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than Acquired Fund Fees and Expenses) to the extent the “Total Annual Fund Operating Expenses” exceed 0.25%. This contractual limitation may not be terminated before March 1, 2022 without the approval of the Fund’s Board of Trustees. The Fund’s Board of Trustees may terminate the contractual arrangement at any time if it determines that it is in the best interest of the Fund and its shareholders.
Example
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	$ 26
3 Years	$ 83
5 Years	$1 45
10 Years	$ 330
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Portfolio turnover may vary from year to year, as well as within a year. During the most recent fiscal year, the Fund’s portfolio turnover rate was 79% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its total assets in a non-diversified portfolio of fixed-income instruments, including bonds, debt securities and other similar instruments issued by U.S. and non-U.S. public and private sector entities. Such issuers include, without limitation, U.S. and non-U.S. governments and their agencies, instrumentalities or sponsored enterprises, U.S. state and local governments and U.S. and non-U.S. private-sector entities, such as corporations and banks. The average portfolio duration of this Fund will vary based on The North-

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ern Trust Company Investment Policy Committee’s forecast for interest rates and will normally not exceed one year. Duration measures the price sensitivity of a fixed-income security to changes in interest rates. Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. The dollar-weighted average portfolio maturity of the Fund is normally not expected to exceed two years.
The Fund invests in investment grade debt securities (i.e., securities that are, at the time of investment, rated within the top four rating categories by a Nationally Recognized Statistical Rating Organization (“NRSRO”) or of comparable quality as determined by NTI). The Fund may invest, without limitation, in fixed-income securities and instruments of foreign issuers in developed and emerging markets, including debt securities of foreign governments, and may invest more than 25% of its total assets in securities and instruments of issuers in a single developed market country. The Fund may invest up to 20% of its total assets in fixed-income securities and instruments of issuers in emerging markets.
The Fund may invest, without limitation, in mortgage- or asset-backed securities, including to-be-announced (“TBAs”) transactions, and purchase and sell securities on a when-issued, delayed delivery or forward commitment basis. However, the Fund will not invest more than 10% of its total assets in non-agency mortgage or asset-backed securities. The Fund also may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts (such as buy backs or mortgage dollar rolls). The Fund may engage in forward foreign currency transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, to facilitate local settlements or to protect against currency exposure in connection with its distributions to shareholders. The Fund, however, does not expect to engage in currency transactions for speculative purposes (e.g., for potential income or capital gain).
The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).
The Fund is “non-diversified” under the Investment Company Act of 1940, as amended, and may invest more of its assets in fewer issuers than “diversified” funds.
Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
Management Risk is the risk that a strategy used by NTI may fail to produce the intended results.
Market Risk is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, or volatility in the equity markets. Market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment could have a significant impact on the Fund and its investments and could result in the Fund’s shares trading at increased premiums or discounts to the Fund’s NAV. An outbreak of COVID-19, a respiratory disease caused by a novel coronavirus, has negatively affected the worldwide economy, the financial health of individual companies and the market in significant and unforeseen ways. The future impact of COVID-19 is currently unknown. The effects to public health, business and market conditions resulting from the COVID-19 pandemic may have a significant negative impact on the performance of the Fund’s investments. During periods of market disruption or other abnormal market conditions, the Fund’s exposure to the risks described elsewhere in this summary will likely increase.
Market risk includes the risk that a particular style of investing, such as growth or value, may underperform the market generally. The market value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions through-

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out the world due to increasingly interconnected global economies and financial markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively affected. Securities markets may experience great short-term volatility and may fall sharply at times. Different markets may behave differently from each other and a foreign market may move in the opposite direction from the U.S. market. Price changes may be temporary or last for extended periods. You could lose money over short periods due to fluctuation in the market prices of the Fund’s shares in response to market movements, and over longer periods during market downturns.
Cash Transactions Risk is the risk from the Fund effecting creations and redemptions orders of its shares entirely for cash, rather than for in-kind securities. The Fund may have to sell portfolio securities at inopportune times in order to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security or other financial instrument and recognize a capital gain or loss that might not have been incurred if it had not effected a redemption order entirely for cash. As such, investments in Fund shares may be less tax-efficient than an investment in an ETF that meets redemption orders entirely in-kind with portfolio securities. The use of all cash creations and redemption orders may also cause the Fund’s shares to trade in the secondary market at wider bid-ask spreads and/or greater premiums or discounts to the Fund’s NAV. To the extent that the maximum additional variable charge for cash creation or cash redemption transactions is insufficient to cover the transaction costs of purchasing or selling portfolio securities, the Fund’s performance could be negatively impacted.
U.S. Issuer Risk is the risk that certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.
Foreign Securities Risk is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in U.S. securities, due to less liquid markets, tariffs and trade disputes and adverse economic, political, diplomatic, environmental, financial, and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline. To the extent that the Fund’s assets are significantly invested in a single country or geographic region, the Fund will be subject to the risks associated with that particular country or region. To the extent that the underlying securities and/or other assets held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the Fund’s quote from the closed foreign market). The impact of a closed foreign market on the Fund is likely to be greater where a large portion of the Fund’s underlying securities and/or other assets trade on that closed foreign market or when the foreign market is closed for unscheduled reasons. These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other ETFs.
Currency Risk is the risk that foreign currencies, securities that trade in or receive revenues in foreign currencies, or derivatives that provide exposure to foreign currencies will fluctuate in value relative to the U.S. dollar, adversely affecting the value of the Fund’s investments and its returns. Because the Fund’s NAV is determined on the basis of U.S. dollars, and the Fund does not attempt to hedge against changes in the value of non-U.S. currencies, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the market value of the Fund’s holdings appreciates. In addition, fluctuations in the exchange values of currencies could affect the economy or particular business operations of companies in a geographic region in which the Fund invests, causing an adverse impact on the Fund’s investments in the affected region.
Emerging Markets Risk is the risk that markets of emerging market countries are less developed and less liquid, subject to greater price volatility, subject to less uniform or robust accounting, securities valuation and reporting requirements, and generally subject to increased economic, political, regulatory and other uncertainties than more developed markets.
Income Risk is the risk that the Fund’s income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature or the Fund otherwise needs to purchase additional bonds.
Financial Sector Risk is the risk that the Fund will be impacted by events affecting the financial sector if it invests a relatively large percentage of its assets in that sector, adversely affecting the Fund’s performance. The financial sector can be significantly affected by changes in interest rates, government regulation, the rate of corporate and

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consumer debt defaulted, price competitions and the availability and cost of capital funds, among other factors. The impact of changes in capital requirements and recent or future regulation of any individual financial company, or of the financials sector as a whole, cannot be predicted. In recent years, cyberattacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses to companies in this sector, which may negatively impact the Fund.
Authorized Participant Concentration Risk is the risk that the Fund may be adversely affected because it has a limited number of institutions that act as authorized participants (“Authorized Participants”). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units (as defined below), Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting. This risk may be heightened because of its investments in non-U.S. securities.
Market Trading Risk is the risk that the Fund faces because its shares are listed on a securities exchange, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of its listing exchange, make trading in the shares inadvisable. The market price of Fund shares will generally fluctuate in accordance with changes in its NAV, changes in the relative supply of, and demand for, Fund shares, and changes in the liquidity or perceived liquidity, of the Fund’s holdings.
Concentration Risk is the risk that the Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities of a particular issuer or group of issuers, country, group of countries, region, market, sector or asset class.
Credit (or Default) Risk is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a TBA, repurchase or other transaction, to meet its payment or other financial obligations will adversely affect the value of the Fund’s investments and its returns. The credit quality of a debt security or of the issuer of a debt security held by the Fund could deteriorate rapidly, which may impair the Fund's liquidity or cause a deterioration in the Fund's NAV. The Fund could also be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty. The degree of credit risk depends on the issuer’s or counterparty’s financial condition and on the terms of the securities.
Cyber Security and Operational Risk is the risk that the Fund and its service providers may experience disruptions that arise from breaches in cyber security, human error, processing and communications errors, counterparty or third-party errors, technology or systems failures, any of which may have an adverse impact on the Fund. Failures or breaches of the electronic systems of the Fund, the Investment Adviser, distributor, and other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund and its shareholders. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the Fund's service providers could impact the ability to conduct the Fund's operations. The Fund and the Investment Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or the Investment Adviser. In addition, issuers of securities in which the Fund invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.
Debt Extension Risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.
Derivatives Risk is the risk that derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies and other instruments, may be illiquid or less liquid, more volatile, more difficult to value and leveraged so that small changes in the

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value of the underlying instrument may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not perform its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
High Portfolio Turnover Risk is the risk that active and frequent trading of the Fund’s portfolio securities may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs, which could reduce the Fund’s return.
Interest Rate/Maturity Risk is the risk that the value of the Fund’s fixed-income assets will decline because of rising interest rates. The magnitude of this decline will often be greater for longer-term fixed-income securities than shorter-term fixed-income securities. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Recent and any future declines in interest rate levels could cause the Fund’s earnings to fall below the Fund’s expense ratio, resulting in a negative yield and a decline in the Fund’s share price. An increase in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price of fixed income securities, lead to heightened volatility in the fixed-income markets and may adversely affect the liquidity of certain fixed-income investments.
Leveraging Risk is the risk that certain transactions of the Fund, such as the use of when-issued, delayed delivery or forward commitment transactions and investments in forward foreign currency contracts, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged.
Liquidity Risk is the risk that certain portfolio securities may be less liquid or may become less liquid than others, which may make them difficult or impossible to sell at the time and the price that the Fund would like, adversely affecting the value of the Fund’s investments and its returns. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. The market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Additionally, in adverse market conditions, the Fund’s market price may begin to reflect illiquidity or pricing uncertainty of the Fund’s portfolio securities. This could lead to the Fund’s shares trading at a price that is higher or lower than the Fund’s NAV. At times, such differences may be significant.
Mortgage-Related and Other Asset-Backed Risks are the risks of investing in mortgage-related and other asset-backed securities, including Interest Rate/Maturity Risk, Debt Extension Risk, Prepayment (or Call) Risk, Valuation Risk and Liquidity Risk. Because of these risks, mortgage-backed and other asset-backed securities react differently to changes in interest rates than other bonds. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed and other asset-backed securities.
Municipal Market Volatility Risk is the risk that the Fund may be adversely affected by volatility in the municipal market. The municipal market can be significantly affected by adverse tax, legislative, political or public health changes and the financial condition of the issuers of municipal securities.
Non-Diversification Risk is the risk that Fund performance may depend on the performance of a small number of issuers because the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers.
Prepayment (or Call) Risk is the risk that prepayment of the underlying mortgages or other collateral of some fixed income securities may result in a decreased rate of return and a decline in value of those securities and accordingly, a decline in the Fund’s NAV. Issuers may be more likely to prepay when interest rates fall, when credit spreads change, or when an issuer’s credit quality improves. If this happens, the Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities. The Fund may also lose any premium it paid to purchase the securities.
Securities Lending Risk is the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The

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Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral.
U.S. Government Securities Risk is the risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Many U.S. government securities that may be purchased by the Fund are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. government securities may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.
Valuation Risk is the risk that the sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues or otherwise.
It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
Fund Performance
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated information on the Fund’s performance results can be obtained by visiting flexshares.com.
Calendar Year Total Returns
For the periods in the bar chart above:
Best Quarter (6/30/2020): 2.84%
Worst Quarter (3/31/2020): -1.32%
Average Annual Total Returns
(for the periods ended December 31, 2020)
	One Year	Five Year	Since Inception of Fund	Inception Date of Fund
Before Taxes	2.04%	1.96%	1.43%	10/09/2012
After Taxes on Distributions	1.50%	1.26%	0.92%	—
After Taxes on Distributions and Sale of Shares	1.21%	1.19%	0.87%	—
Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index*	0.54%	1.13%	0.70%	—
*	Reflects no deduction for fees, expenses or taxes.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans. After-tax returns may exceed the return before taxes due to an assumed tax benefit from realizing a capital loss on a sale of Fund shares.
Management
Investment Adviser and Portfolio Managers. Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Fund. Peter Yi, Senior Vice President, and Bilal Memon, Vice President, have each been managers of the Fund since its inception on October 9, 2012.

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Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold in the secondary market through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (“the bid-ask spread”). Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at flexshares.com.
Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.
Payments to Brokers-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), NTI and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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